Supplement dated March 8, 2019
to the Prospectus and Summary Prospectus, each as supplemented, of the following Fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia ETF Trust II
Columbia Emerging Markets Consumer ETF	8/1/2018
On February 27, 2019, S&P Dow Jones Indices (S&P DJI) announced, effective March 18, 2019, (the Effective Date) changes to the eligible universe and construction criteria for the Dow Jones Emerging Markets Consumer Titans 30TM Index, the Fund's benchmark index. In connection with these changes the index name will change to the Dow Jones Emerging Markets Consumer TitansTM Index. Accordingly, on the Effective Date, except for the references in the Performance Information section, all references in the Prospectus and Summary Prospectus to Dow Jones Emerging Markets Consumer Titans 30TM Index are hereby deleted and replaced with Dow Jones Emerging Markets Consumer TitansTM Index. In addition, on the Effective Date, in connection with S&P DJI’s changes to the Index’s construction criteria, the following changes are hereby made in the Fund’s Summary Prospectus and in the Fund’s Prospectus:
As of the Effective Date, information under the caption "Principal Investment Strategies" in Summary Prospectus and under the same caption in the "Summary of Columbia Emerging Markets Consumer ETF" section of the Fund's Prospectus is hereby deleted in its entirety and replaced with the following:
The Fund is an exchange-traded fund (ETF). The Fund seeks to achieve its investment objective by attempting to replicate the performance of the Index through investments in equity securities, including, but not limited to, common shares traded on local exchanges, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).
Under normal circumstances, the Fund invests at least 80% of its net assets in securities of emerging markets consumer companies which comprise the Index and generally expects to be substantially invested at such times with at least 95% of its net assets invested in these securities. The Index is owned and calculated by S&P Dow Jones Indices LLC (S&P DJI or the Index Provider). “Emerging market” companies are those included in the S&P Emerging BMI (Broad Market Index). The Fund may invest in mid-capitalization (mid cap) companies (i.e., those with market capitalizations between U.S. $2 billion and U.S. $10 billion), as well as large capitalization companies. A substantial portion of the Fund’s assets are denominated in currencies other than the U.S. dollar.
The Index is a free-float adjusted market capitalization-weighted stock market index that measures the performance of 60 leading emerging market companies in the Consumer Discretionary sector, Consumer Staples sector, and Communication Services sector, each as defined by Global Industry Classification System (GICS), with the Index holding 20 companies in each sector. A free-float index is one that only uses freely traded shares in calculating the market capitalization weighting. Market capitalization weighting means each component security is weighted by the issuer’s market capitalization relative to the overall capitalization of the Index.
The Fund intends to replicate the constituent securities of the Index as closely as possible using ADRs, GDRs or ordinary local shares. In certain circumstances when it may not be possible or practicable to fully implement a replication strategy, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Index, but may not track the Index with the same degree of accuracy as would an investment vehicle replicating the entire Index.
The Fund invests in specific countries or geographic regions to approximately the same extent as the Index. The Fund concentrates its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. As of March 31, 2018, the Index (and therefore the Fund) was concentrated in the consumer discretionary and consumer staples sectors. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.
Also as of the Effective Date, the following paragraph is hereby added after the Average Annual Total Returns table in the "Performance Information" section in the Fund's Summary Prospectus and after the same table in the "Summary of Columbia Emerging Markets Consumer ETF" section of the Fund's Prospectus:
S&P DJI made changes to the Index’s construction methodology that went into effect March 18, 2019 (the Index Change Date). The Index returns noted in the table were achieved prior to the Index Change Date and, therefore, returns noted in the table may not be indicative of Index returns achieved after the Effective Date.  The Fund may not optimally track the Index for a short period of time after the Effective Date as it aligns its portfolio to reflect S&P DJI’s changes to the Index’s construction criteria.
On the Effective Date, information under the caption "Principal Investment Strategies" in the "More Information About Columbia Emerging Markets Consumer ETF" section of the Fund's Prospectus is hereby deleted in its entirety and replaced with the following:
The Fund is an exchange-traded fund (ETF). The Fund seeks to achieve its investment objective by attempting to replicate the performance of the Index through investments in equity securities, including, but not limited to, common shares traded on local exchanges, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).
Under normal circumstances, the Fund invests at least 80% of its net assets in securities of emerging markets consumer companies which comprise the Index and generally expects to be substantially invested at such times with at least 95% of its net assets invested in these securities. The Index is owned and calculated by S&P Dow Jones Indices LLC (S&P DJI or the Index Provider). “Emerging market” companies are those included in the S&P Emerging
SUP280_03_006_(03/19)

BMI (Broad Market Index). The Fund may invest in mid-capitalization (mid cap) companies (i.e., those with market capitalizations between U.S. $2 billion and U.S. $10 billion), as well as large capitalization companies. A substantial portion of the Fund’s assets are denominated in currencies other than the U.S. dollar.
The Index is a free-float adjusted market capitalization-weighted stock market index that measures the performance of 60 leading emerging market companies in the Consumer Discretionary sector, Consumer Staples sector, and Communication Services sector, each as defined by Global Industry Classification System (GICS), with the Index holding 20 companies in each sector. A free-float index is one that only uses freely traded shares in calculating the market capitalization weighting. Market capitalization weighting means each component security is weighted by the issuer’s market capitalization relative to the overall capitalization of the Index.
The Fund intends to replicate the constituent securities of the Index as closely as possible using ADRs, GDRs or ordinary local shares. In certain circumstances when it may not be possible or practicable to fully implement a replication strategy, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Index, but may not track the Index with the same degree of accuracy as would an investment vehicle replicating the entire Index.
The Fund invests in specific countries or geographic regions to approximately the same extent as the Index. The Fund concentrates its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. As of March 31, 2018, the Index (and therefore the Fund) was concentrated in the consumer discretionary and consumer staples sectors. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.
About the Index. The Index is reconstituted annually in September and rebalanced quarterly. The Index will undergo an off-cycle reconstitution in March of 2019 in connection with changes made to the Index by the Index Provider. Thereafter, quarterly rebalances will recommence in June and the Index Provider will next reconstitute the Index in September of 2020. Except in certain circumstances described below, the Investment Manager will cause the Fund to purchase or sell certain of its portfolio securities to reflect any changes to the constituent securities of the Index, whether occurring as a result of the annual or any off-cycle Index reconstitutions effected by the Index Provider or corporate actions or changes to the index methodology in between any reconstitutions. The Investment Manager will also rebalance the Fund’s portfolio securities, generally, quarterly. In recognition of longer settlement periods for non-U.S. market securities, the Investment Manager may, at times, cause the Fund to purchase or sell portfolio securities following publicly announced adjustments to the weighting or composition of the constituent securities of the Index but in advance of the implementation date of such adjustments. The Investment Manager will not cause the Fund to seek temporary defensive positions.
The Investment Manager intends to cause the Fund’s portfolio to replicate the constituent securities of the Index as closely as possible. In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, the Investment Manager may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Index, but may not track the Index with the same degree of accuracy as would an investment vehicle replicating the Index. For example, the Investment Manager may use a representative sampling strategy if one or more of the component securities in the Index began to raise liquidity concerns, and the Investment Manager determined to exclude those component securities from the Fund’s portfolio until the liquidity concerns were lifted. When securities are removed from the Index, the Investment Manager typically removes these securities from the Fund’s portfolio. However, in the discretion of the Investment Manager, the Fund may remain invested in securities that were removed from the Index until the next rebalancing of the Fund.
Definition of Emerging Markets. S&P DJI, which sponsors the Index, considers ‘‘emerging markets’’ countries to be those included in the S&P Emerging BMI.
Individual component securities in the Index are capped at 5%. The aggregate weight of individual securities with weights of 4.5% or more is restricted to 45% of the Index. The weight of each country within the Index must be within 75% and 125% of the weight in the S&P Emerging BMI.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days’ notice of any change to the Fund’s investment objective made to comply with the SEC rule governing investment company names.
Also, as of the Effective Date, references to the Index and Index Provider for the Fund under the subheader "Index Providers" in the More Information About the Funds section are hereby revised to read as follows:

Fund	Index	Index Provider or Sponsor
Columbia Emerging Markets Consumer ETF	Dow Jones Emerging Markets Consumer TitansTM Index	S&P DJI
On the Effective Date, references in Appendix A to the Index and Index Provider (or S&P) are also changed to Dow Jones Emerging Markets Consumer TitansTM Index and S&P DJI, respectively.
Shareholders should retain this Supplement for future reference.
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